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                                                                    Exhibit 99.2


                                 CERTIFICATION

In connection with the Annual Report of Atari, Inc. (the "Company") on Form 10-K for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Fremed, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         By: /s/ David J. Fremed
                                             -----------------------------------
                                             Name: David J. Fremed
                                             Title: Chief Financial Officer

Date: July 15, 2003